Exhibit 10.2

Certain information identified by “[***]” has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

EXECUTION

INTERIM TRUST AGREEMENT
among
ACM F ACQUISITION, LLC,
as a Seller
NATIONAL EDUCATION LOAN NETWORK, INC.,
as a Seller
and
UNION BANK AND TRUST COMPANY,
not in its individual capacity but solely as the
Interim Trustee
Dated as of January 11, 2019

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Table of Contents

Section	Heading	Page

- i –
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Section	Heading	Page

- ii –
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INTERIM TRUST AGREEMENT
THIS INTERIM TRUST AGREEMENT (this “Agreement”), dated as of January 11, 2019, is among ACM F ACQUISITION, LLC, a Nebraska limited liability company (the “ACM Seller”), NATIONAL EDUCATION LOAN NETWORK, INC., a Nebraska corporation (the “NELN Seller” and together with the ACM Seller, the “Sellers”), and UNION BANK AND TRUST COMPANY, a Nebraska state-chartered commercial bank (“UB&T”), not in its individual capacity but solely as Interim Trustee on behalf and for the benefit of the Sellers (the “Interim Trustee”).
WHEREAS, the ACM Seller is a limited liability company established for the purpose of purchasing Personal Loans from one or more personal loan platforms for resale to special purpose trusts or limited liability companies established for the purpose of financing the purchase of such Personal Loans, which purchases have been made prior to the Closing Date (and will be made following the Closing Date) by the ACM Seller pursuant to the [***] Loan Purchase Agreement (as defined in the Loan Agreement described below);
WHEREAS, the NELN Seller is a corporation that engages in purchasing Personal Loans and interests in Personal Loans from one or more personal loan platforms for resale to special purpose trusts or limited liability companies established for the purpose of financing the purchase of such Personal Loans, which purchases have been made prior to the Closing Date (and will be made following the Closing Date) by Union Bank and Trust Company, as trustee, pursuant to each of the [***] Loan Purchase Agreement and the [***] Loan Purchase Agreement (each as defined in the Loan Agreement described below);
WHEREAS, the Sellers will enter into a Loan Sale Agreement (the “Loan Sale Agreement”) with Nelnet Unsecured Personal Loan Warehouse Trust, a Delaware statutory trust (the “Trust”), UB&T, as Trustee for the Trust, and the Interim Trustee (together with each Sale Agreement (as defined therein) from time to time executed in connection therewith and each Bill of Sale (as defined therein) from time to time executed in connection therewith and all attachments thereto, the “Sale Agreement”) for the purpose of effecting the purchase and resale from time to time of certain Personal Loans (the “Interim Trust Loans”);
WHEREAS, pursuant to a First Amended and Restated Loan Participation Agreement effective as of June 21, 2018 between UB&T, in its own right (the “Lender”), and UB&T as trustee (the “Participation Trustee”) for the benefit of National Education Loan Network, Inc., as beneficiary, the Lender has sold to the Participation Trustee as trustee on behalf of such beneficiary a participation interest in certain Consumer Loans identified therein (the “Participated Loans”);
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WHEREAS, pursuant to a Trust/Custodial/Safe Keeping Agreement (a “Participation Trust Agreement”) dated February 9, 2018 between the Participation Trustee and National Education Loan Network, Inc., as principal (the “Principal”), and a Trust/Custodial/Safe Keeping Agreement (also, a “Participation Trust Agreement”) dated October 19, 2017 between the Participation Trustee and the Principal, the Participation Trustee is holding the Participated Loans in trust for the Principal;
WHEREAS, effective as of the date of this Agreement, Union Bank and Trust Company, in its capacities as Lender, Participation Trustee and Interim Trustee, and National Education Loan Network, Inc., in its capacities as Principal and NELN Seller have agreed (i) that all of the right, title and interests in the Participated Loans identified on Annex I of the Bill of Sale, Exhibit A, of the Agreement to Amendment of First Amended and Restated Private Loan Participation Agreement dated as of the date of this Agreement, between Union Bank and Trust Company in its individual capacity and Union Bank and Trust Company, in its capacity as trustee for National Education Loan Network, Inc. (the “Designated Participated Loans”) shall be held by Union Bank and Trust Company, in its capacity as Interim Trustee and National Education Loan Network, Inc., in its capacities as NELN Seller pursuant to this Agreement, and (ii) that such Designated Participated Loans shall no longer be held by Union Bank and Trust Company, in its capacities as Lender or Participation Trustee and National Education Loan Network, Inc., in its capacities as Principal; and
WHEREAS, pursuant to the terms of the Sale Agreement, NELN may be required (or may cause a Seller), under certain circumstances, to repurchase some of the Interim Trust Loans.
NOW, THEREFORE, the Sellers and the Interim Trustee hereby agree as follows:
ARTICLE I
DEFINITIONS AND USAGE
Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Loan and Security Agreement, dated as of January 11, 2019, among the Trust, National Education Loan Network, Inc., as Administrator, UB&T, as Trustee, the LIBOR Lenders and the Managing Agents, and Royal Bank of Canada, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), which also contains rules as to usage that shall be applicable herein.
ARTICLE II

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APPOINTMENT OF INTERIM TRUSTEE
Section 2.01. Appointment of Interim Trustee . Each Seller hereby appoints the Interim Trustee, effective as of the date hereof, as trustee, to have all the rights, powers and duties set forth herein, including, without limitation:
(i) to hold legal title to the applicable Interim Trust Loans (including the Designated Participated Loans) on behalf and for the benefit of the applicable Seller;
(ii) to enter into and perform its obligations as the Interim Trustee under the Sale Agreement, this Agreement and any other Transaction Documents to which the Interim Trustee is a party; and
(iii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
Section 2.02. Declaration of Trust . The Interim Trustee hereby declares that it will hold the Interim Trust Loans (including the Designated Participated Loans) in trust upon and subject to the conditions set forth herein for the use and benefit of the applicable Seller, subject to the obligations of the Interim Trustee under the Sale Agreement. Effective as of the date hereof, the Interim Trustee shall have all rights, powers and duties set forth herein with respect to accomplishing the purposes of this Agreement. This trust has been established for the purpose of holding, protecting and preserving the Interim Trust Loans for the benefit of the Sellers and not for the purpose of carrying on or transacting business. The parties intend that the trust shall not be a “business trust” within the meaning of Chapter 1 of the New York General Associations Law nor a “business trust” within the meaning the United States Bankruptcy Code, 11. U.S.C. § 101, et seq. The name of the trust for purposes of the applicable Uniform Commercial Code that governs the perfection of any security interest (as defined in the applicable Uniform Commercial Code) granted by the Trustee is “Nelnet Unsecured Personal Loan Interim Trust”.
Section 2.03. Title to Interim Trust Loans . Legal title to all of the Interim Trust Loans shall be vested at all times in the Interim Trustee on behalf and for the benefit of the applicable Seller.
Section 2.04. Designated Participated Loans.  . The Designated Participated Loans shall no longer be held pursuant to the Participation Agreement or the Participation Trust Agreements but shall be held by the Interim Trustee for the benefit of the NELN Seller pursuant to this Agreement.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLERS
Each Seller hereby represents and warrants to the Interim Trustee that:
(i) It is duly organized and validly existing as a limited liability company or a corporation, as applicable, in good standing under the laws of the State of Nebraska, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
(ii) It has all necessary power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the applicable Seller by all necessary action.
(iii) This Agreement constitutes a legal, valid and binding obligation of the applicable Seller enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors’ rights generally and subject to general principles of equity.
(iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company operating agreement, in effect as of the date hereof, of the applicable Seller, or any indenture, agreement or other instrument to which the applicable Seller is a party or by which it is bound; nor result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Transaction Documents); nor violate any law or any order, rule or regulation applicable to the applicable Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the applicable Seller or its properties.
ARTICLE IV
AUTHORITY AND DUTIES OF INTERIM TRUSTEE
Section 4.01. General Authority . The Interim Trustee is authorized and directed to execute and deliver the Sale Agreement and this Agreement and each certificate or other

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document attached as an exhibit to or contemplated by such agreements, in each case, in such form as the applicable Seller shall approve as evidenced conclusively by the Interim Trustee’s execution thereof. The Interim Trustee is also authorized and directed on behalf and for the benefit of the Sellers to acquire and hold legal title to the Interim Trust Loans and to take all actions required of the Interim Trustee pursuant to the Sale Agreement and this Agreement.
Section 4.02. General Duties . It shall be the duty of the Interim Trustee to discharge (or cause to be discharged) all its responsibilities as the Interim Trustee pursuant to the terms of the Sale Agreement, this Agreement and any other Transaction Documents to which the Interim Trustee is a party.
Section 4.03. No Duties Except as Specified in This Agreement . The Interim Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Interim Trust Loans, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Interim Trustee is a party, except as expressly provided by the terms of the Sale Agreement or this Agreement; and no implied duties or obligations shall be read into the Sale Agreement or this Agreement against the Interim Trustee.
Section 4.04. No Action Except under Specified Documents . The Interim Trustee shall not otherwise deal with the Interim Trust Loans except in accordance with the powers granted to and the authority conferred upon the Interim Trustee pursuant to the Sale Agreement, this Agreement and any other Transaction Documents to which the Interim Trustee is a party.
Section 4.05. Restrictions . The Interim Trustee shall not take any action that is inconsistent with the purposes of the Sellers set forth in the Transaction Documents.
ARTICLE V
CONCERNING THE INTERIM TRUSTEE
Section 5.01. Acceptance of Trust and Duties . The Interim Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. The Interim Trustee shall not be answerable or accountable hereunder or under the Sale Agreement under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 5.02 below expressly made by the Interim Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

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(i) The Interim Trustee shall not be liable for any error of judgment made by a responsible officer of the Interim Trustee.
(ii) No provision of the Sale Agreement or this Agreement shall require the Interim Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under or the Sale Agreement, if the Interim Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.
(iii) The Interim Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Sellers or for the form, character, genuineness, sufficiency, value or validity of any of the Interim Trust Loans or for or in respect of the validity or sufficiency of the Sale Agreement.
(iv) In no event shall the Interim Trustee be responsible or liable for any special, indirect or consequential loss or damage of any kind whatsoever irrespective of whether the Interim Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
Section 5.02. Representations and Warranties . The Interim Trustee hereby represents and warrants to the Sellers that:
(i) It is a duly organized and validly existing state-chartered commercial bank in good standing under the laws of the State of Nebraska, at which it will act as trustee for the trust created hereunder. It has all requisite power and authority to execute, deliver and perform its obligations under the Sale Agreement and this Agreement.
(ii) It has taken all corporate action necessary to authorize the execution and delivery by it of the Sale Agreement and this Agreement, and the Sale Agreement and this Agreement have been executed and delivered by one of its officers who is duly authorized to execute and deliver the same on its behalf.
(iii) Neither the execution nor the delivery by it of the Sale Agreement or this Agreement, nor the consummation by it of the transactions contemplated thereby or hereby nor compliance by it with any of the terms or provisions thereof or hereof will contravene any federal or New York state law, governmental rule or regulation governing the banking or trust powers of the Interim Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by‑laws.

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Section 5.03. Not Acting in Individual Capacity.  Except as provided in this Article V, in accepting the trust hereby created, UB&T acts solely as Interim Trustee hereunder on behalf and for the benefit of the Sellers and not in its individual capacity.
Section 5.04. Interim Trustee Not Liable for the Interim Trust Loans. The Interim Trustee makes no representations as to the validity or sufficiency of the Sale Agreement or this Agreement, or of any Interim Trust Loan or related documents. The Interim Trustee shall at no time have any responsibility for or with respect to the sufficiency of the Interim Trust Loans; the validity or completeness of the assignment to the Interim Trustee of legal title to any Interim Trust Loan on behalf and for the benefit of the applicable Seller; the performance or enforcement (except as expressly set forth in the Sale Agreement) of any Interim Trust Loan; the compliance by the applicable Seller or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action or inaction of the Administrator, the Administrative Agent or the Servicer or any subservicer taken in the name of the Interim Trustee.
ARTICLE VI
COMPENSATION AND INDEMNIFICATION OF INTERIM TRUSTEE
(a) The Interim Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof among the Sellers and the Interim Trustee, and the Interim Trustee shall be entitled to be reimbursed by the Sellers, to the extent provided in such separate agreement, for its other reasonable expenses hereunder.
(b) The Sellers, individually and not jointly, hereby agree to pay, indemnify and hold harmless the Interim Trustee and each of its shareholders, officers, directors, employees, agents and affiliates (collectively with the Interim Trustee being the “Indemnitees” and each an “Indemnitee”) promptly upon any such Indemnitee’s demand from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, fees, expenses or disbursements (including extraordinary out-of-pocket expenses, legal fees and expenses, fees of experts and agents and the Interim Trustee fees and disbursements) of any kind and nature whatsoever (including the costs of defending any claim relating to the actions or inactions of the Interim Trustee under this Agreement and the costs of defending any claim or bringing any claim to enforce the indemnification obligations of the Sellers) which may be owing to, imposed on, incurred by or asserted against the Interim Trustee or any of the other Indemnitees in any way relating to or arising out of or in connection with, (i) the negotiation, execution, delivery and/or performance of this Agreement, any document relating to this Agreement or the transactions contemplated hereby, including the Loan Sale Agreement, (ii) any of the transactions

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contemplated hereunder or thereunder, (iii) or the performance or enforcement of any of the terms of any provision hereof or thereof, or (iv) in any way relating to or arising out of the acquisition, ownership, monitoring, collection, servicing or enforcement of any Interim Trust Loan or the administration of the trust estate or the action or inaction of the Interim Trustee hereunder (including the actions of any Servicer or Subservicer under any Servicing Agreement or Subservicing Agreement), or the action or inaction of any such Indemnitee hereunder (an “Indemnified Claim”) except to the extent such Indemnified Claim of such Indemnitee results from the willful misconduct or gross negligence on the part of such Indemnitee, as determined by a court of competent jurisdiction. Nothing in this Agreement shall be deemed to terminate or limit any rights to indemnification or reimbursement of the Interim Trustee or any other Indemnitee under or pursuant to any other trust or other relevant agreement between the Interim Trustee and the Sellers or any Affiliate thereof with respect to any Interim Trust Loans, all of which shall continue and remain in full force and effect and continue to inure to the benefit of the Interim Trustee to the full extent set forth in such trust or other relevant agreements. The provisions of this Section shall survive the termination of this Agreement and/or the trust created hereunder, the sale, transfer, or repayment of the Interim Trust Loans, and/or the termination of the Loan Sale Agreement or the resignation or removal of the Interim Trustee.
ARTICLE VII
TERMINATION OF INTERIM TRUST AGREEMENT
This Agreement (other than Article VI) and the trust created hereby shall terminate and be of no further force or effect upon the earlier of (i) the termination of the Trust pursuant to Section 9.01 of the Trust Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.
ARTICLE VIII
SUCCESSOR INTERIM TRUSTEES
Section 8.01. Eligibility Requirements for Interim Trustee . The Interim Trustee shall at all times be a corporation or banking association being authorized to exercise corporate trust powers and hold legal title to the Interim Trust Loans. In case at any time the Interim Trustee shall cease to be eligible in accordance with the provisions of this Section, the Interim Trustee shall resign immediately in the manner and with the effect specified in Section 8.02.

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Section 8.02. Resignation or Removal of Interim Trustee . The Interim Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Sellers. Upon receiving such notice of resignation, the Sellers shall promptly appoint, with the consent of the Administrative Agent on behalf of the Secured Creditors (which consent shall not be unreasonably withheld, conditioned or delayed), a successor Interim Trustee meeting the eligibility requirements of Section 8.01 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Interim Trustee and one copy to the successor Interim Trustee. If no successor Interim Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Interim Trustee may petition any court of competent jurisdiction for the appointment of a successor Interim Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Interim Trustee from any obligations otherwise imposed on it under the Sale Agreement or this Agreement until such successor has in fact assumed such appointment.
If at any time the Interim Trustee shall cease to be or shall be likely to cease to be eligible in accordance with the provisions of Section 8.01 and shall fail to resign after written request therefor by the Sellers, then the Sellers may remove the Interim Trustee. If the Sellers shall remove the Interim Trustee under the authority of the immediately preceding sentence, the Sellers shall promptly appoint a successor Interim Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Interim Trustee so removed and one copy to the successor Interim Trustee together with payment of all fees owed to the outgoing Interim Trustee.
Any resignation or removal of the Interim Trustee and appointment of a successor Interim Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Interim Trustee pursuant to Section 8.03 and payment of all fees and expenses owed to the outgoing Interim Trustee.
Section 8.03. Successor Interim Trustee . Any successor Interim Trustee appointed pursuant to Section 8.02 shall execute, acknowledge and deliver to the Sellers and to its predecessor Interim Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Interim Trustee shall become effective and such successor Interim Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Interim Trustee. The predecessor Interim Trustee shall upon payment of its fees and expenses deliver to the successor Interim Trustee all documents, statements, moneys and properties held by it under this Agreement; and the Sellers and the predecessor Interim Trustee, at the sole cost and expense of the Sellers, shall

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execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Interim Trustee all such rights, powers, duties and obligations.
No successor Interim Trustee shall accept such appointment as provided in this Section unless at the time of such acceptance such successor Interim Trustee shall be eligible pursuant to Section 8.01.
Section 8.04. Merger or Consolidation of Interim Trustee . Any corporation into which the Interim Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Interim Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Interim Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Interim Trustee hereunder; provided, that such corporation or banking association shall be eligible pursuant to Section 8.01.
ARTICLE IX
MISCELLANEOUS
Section 9.01. Amendments and Waivers . Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and, in the case of an amendment, is signed by all the parties hereto and, in the case of a waiver, is signed by the party granting the waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given. To the extent the consent of any of the parties hereto is required under this Agreement, the determination as to whether to grant or withhold such consent shall be made by such party in its sole discretion without any implied duty toward any other Person, except as otherwise expressly provided herein or therein.
Section 9.02. Notices . All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address as specified in the Loan Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by email, when sent to the specified email address and an appropriate confirmation is received, (iii) if given by mail, five days after

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being deposited in the United States mail, first class postage prepaid, (iv) if given by recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier or (v) if given by any other means, when delivered at the address specified in this Section.
Section 9.03. No Waivers; Remedies . No failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 9.04. Successors and Assigns . The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party, except as otherwise permitted by this Agreement and any such purported assignment without such consent shall be void.
Section 9.05. Governing Law . THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.
Section 9.06. Severability . Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
Section 9.07. Waiver of Jury Trial . EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.
Section 9.08. Bankruptcy Non‑Petition and Limited Recourse . The Interim Trustee (not in its individual capacity but solely as Interim Trustee), by entering into this Agreement,

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hereby covenants and agrees that it will not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Aggregate Loan Balance and all other Obligations of the Trust, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under any federal or state bankruptcy or similar law; provided that nothing in this provision shall preclude or be deemed to stop any party hereto (a) from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by the Trust or (ii) any involuntary insolvency proceeding filed or commenced against the Trust by a Person other than any other party hereto or (b) from commencing against the Trust or the Pledged Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency or a liquidation proceeding.
Section 9.09. Execution in Counterparts . This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.
Section 9.10. Entire Agreement . This Agreement, including all Exhibits, Schedules and Appendices and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written with respect to the subject matter hereof.
Section 9.11. Limitation of Liability . No claim may be made by any party hereto or any other Person against any other party hereto or their affiliates, directors, officers, employees, attorneys or agents for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
Section 9.12. Section Titles . The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.
Section 9.13. Limitations on Rights of Others . The provisions of this Agreement are solely for the benefit of the Sellers and the Interim Trustee and nothing in this Agreement,

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whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
Section 9.14. Force Majeure . The Interim Trustee shall not be deemed to have breached its obligations pursuant to this Agreement if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters). The Interim Trustee shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.
Section 9.15. Patriot Act Compliance. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA Patriot Act of the United States (“Relevant Law”), the Interim Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with Interim Trustee. Accordingly, each of the parties agrees to provide to Interim Trustee upon its request from time to time such identifying information and documentation as may be available in order to enable Interim Trustee to comply with Relevant Law.
Section 9.16. Survival. The provisions of this Article IX shall be continuing and shall survive the termination of this Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Interim Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.
UNION BANK AND TRUST COMPANY,
not in its individual capacity but solely as the Interim Trustee hereunder
By: /s/ Jon Gross
Name: Jon Gross
Title: SVP
ACM F ACQUISITION, LLC
as a Seller
By: /s/ Terry Heimes
Name: Terry Heimes
Title: COO
NATIONAL EDUCATION LOAN NETWORK, INC.
as a Seller
By: /s/ James D. Kruger
Name: James D. Kruger
Title: Treasurer

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